SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): DECEMBER 30, 1997



                           PARAGON TRADE BRANDS, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-11368
                            (Commission File Number)

                                   91-1554663
                        (IRS Employer Identification No.)

             180 TECHNOLOGY PARKWAY, NORCROSS, GA 30092 (Address of
                     principal executive offices) (Zip Code)

                                 (770) 300-4000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)






                                                                     Page 1 of 5
                                                      Exhibit Index is at Page 4

                              ITEM 5. OTHER EVENTS

See attached Exhibit 99.1.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARAGON TRADE BRANDS, INC.



                                         By:      /S/ ALAN J. CYRON
                                                Name:  Alan J. Cyron
                                                Title:  Chief Financial Officer


Dated:  January 2, 1998

                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION

99.1                Press  Release  issued  by  Paragon  Trade  Brands,  Inc. on
                    December 31, 1997